Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

AFT CHOICE PLUS

Supplement Dated December 19, 2025 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2025, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT

UPCOMING FUND CHANGES

On November 13, 2025, the Board of Trustees of the Voya Global Insights Portfolio (the “Portfolio”) approved a number of changes to the structure of the Portfolio that would permit the Portfolio to be sold directly to the public (the “Conversion”). Currently, the purchase and sale of shares of the Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Following the Conversion, the eligibility to invest in the Portfolio will be revised and the Portfolio will be offered directly to the public. It is expected that these changes will take effect on or about July 17, 2026 (the “Effective Date”).

No insurance company separate accounts will be invested in the Portfolio at the time of the Conversion.

Qualified pension and retirement plans will remain eligible to invest in the Portfolio.

There will be no changes to the investment objective, investment strategy or investment risks of the Portfolio as a result of this Conversion.

To facilitate this Conversion, on or about the Effective Date the following changes will occur:

1.	The Portfolio name will change from Voya Global Insights Portfolio to Voya Global Insights Fund.
2.	Share classes will be renamed as follows:

Current Share Class Name	New Share Class Name
S	R3

3.	The eligibility requirements for the Portfolio will change. Purchase and sales of the Portfolio will no longer be limited only to separate accounts of insurance companies serving as investment options under variable contractors or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Instead, the Portfolio will be available for purchase by the general public and eligibility will vary by share class as follows:

X.105479-25C	December 2025

Share Class	Share Class Eligibility
Class R3	Available to qualified retirement plans including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans, other accounts or plans whereby Class R or R3 shares, as applicable, are held on the books of the Portfolio through omnibus accounts (either at the plan level or the level of the plan administrator).

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.105479-25C	December 2025